Exhibit 99.1

November 2016 Investor Presentation

The GNL Advantage 2 • Properties with long duration leases to largely investment grade tenants • Mission critical assets that are strategically important to tenants’ core operating businesses Best in Class Portfolio • Focus on mature markets in U.S . and Western Europe defined by high sovereign debt ratings, stable economies and low unemployment • Ability to play market cycles in the U.S. & Europe; currently taking advantage of dislocation of real estate and financial markets in Europe to create outsized spreads between cap rates and cost of debt • Focus on high quality markets (current European portfolio includes assets in UK, Germany, The Netherlands & Finland) differentiates GNL from closest U.S. peers that invest in broader array of non - U.S. markets Differentiated Strategy • Broader pool of high quality assets • Lower level of competition in Europe creates opportunity to enhance returns • High percentage of GNL debt in GBP and Euro (77%) reduces GNL’s exposure to interest rate movements of the Fed Advantages of GNL U.S & Europe Market Strategy

Significant Global Opportunity GNL is well positioned to capitalize on net lease investment opportunities in the U.S. and Western Europe Sovereign Debt Ratings (S&P) U.S. AA+ UK AA Germany AAA Netherlands AAA Finland AA+ Belgium AA France AA Ireland A+ Poland BBB+ Spain BBB+ Italy BBB - Portugal BB+ ___________________________ 1. Standard’s & Poor’s Rating Agency as of 9/30/2016. 2. CBRE for the year ending 12/31/2013. Focus on the U.S. and countries in Western Europe with strong debt ratings Owner - Occupied Real Estate (2) $6.9 Trillion Global Net Lease Opportunity ; Owner - occupied real estate in the U.S. and Europe represents a $6.9 trillion market, $4.5 trillion located in Europe (2) ; GNL is focused on net lease investment opportunities in U.S. and European countries with strong sovereign debt ratings ; Scarcity of traded net lease investors in Europe creates a less competitive acquisition environment and an opportunity to acquire high - quality assets at attractive yields Market Focus (1) U.S. 36% Europe 64% $2.4tn $4.5tn Over $100B of public Net Lease REITs focused on U.S. 3

Portfolio Highlights

GNL owns a portfolio of 326 assets diversified across 5 countries, 86 tenants and 36 industries as of 9/30/2016

Portfolio Overview

# of Properties	326
Total Square Feet (mm)	18.6
Number of Tenants	86
Number of Industries	36
Countries	5
Occupancy	100%
Weighted Average Remaining Lease Term[3]	10.5 years
% of NOI from Investment Grade Tenants[1][2]	70.4%
% of Portfolio NOI from Leases with Contractual Rent Increases[2][4]	90.1%

Lease Expiration Schedule (% of SF Per Year)

Weighted Average Lease Term: 10.5[3] years



0%
0%
0%
2%
2%
8%
11%
21%
10%
46%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026-2039

Top Ten Tenants

Tenant	Rating[1]	Country	Property Type	% of Portfolio NOI [2]
RWE	Baa3	GER	Office	5%
FedEx Ground	**Baa2	US	Distribution	5%
Family Dollar	**Ba3	US	Retail	5%
Finnair	**Aaa	FIN	Industrial	5%
GSA U.S. General Services Administration	**Aaa	US	Office	4%
Quest Diagnostics	Baa2	US	Office	3%
Tokmanni	***Aa3	FIN	Office	3%
Crown Crest	*A2	UK	Distribution	3%
Trinity Health	Aa3	US	Office	2%
AT&T	**Baa1	US	Office	2%

The Portfolio's Top Ten Tenants Represent 37% of Portfolio NOI

Source: All portfolio and financial information derived from unaudited company internal records as of September 30, 2016. Information shown based on USD equivalent amounts using exchange rates as of September 30, 2016.

1. Actual ratings reflect the tenant rating. Implied Ratings are determined using a proprietary Moody's analytical tool, which compares the risk metrics of the non-rated company to those of a company with an Actual Rating. A tenant with a parent that has an investment grade rating is included in implied investment grade. Ratings information is as of September 30, 2016, unless otherwise noted.
   * Represents Moody's Implied Rating. ** Represents Tenant Parent Rating. *** Represents Lease Guarantor Rating.
2. Based on 2016 NOI. See the discussion under the captions, "Forward Looking Statements" and "Projections" in this investor presentation for more information.
3. Based on Square Feet.
4. Fixed percent or actual increases, or country CPI-indexed increases.

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GNL vs. Peers 60% 100% 100% 100% 100% 100% 83% 63% 37% 0% 20% 40% 60% 80% 100% GNL LXP NNN O SIR SRC GPT WPC U.S. Europe 40% Geographic Breakdown (1) 11.5 10.6 10.5 10.5 9.8 9.4 8.6 7.6 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 NNN SIR GNL SRC O WPC LXP GPT Average Remaining Lease Term (Years) 100.0% 99.1% 99.0% 98.8% 98.7% 98.4% 96.8% 95.3% 90% 92% 94% 96% 98% 100% GNL WPC NNN O GPT SRC SIR LXP Occupancy 39.0% 38.5% 36.8% 19.8% N/A N/A N/A N/A 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% GPT LXP GNL WPC O NNN SIR SRC % Investment Grade (3) Peer Average: 9.8 years Peer Average: 33.5% Peer Average: 98.3% ___________________________ Source: Company filings & Supplemental data as of 9/30/2016. Note: GNL represents Global Net Lease, GPT represents Gramercy Property Trust, (which acquired CSG in 2015) LXP represents Le xin gton Realty Trust, NNN represents National Retail Properties, O represents Realty Income, SIR represents Select Income REIT, SRC represents Spirit Realty Capital and WPC represents W.P. Carey. All informatio n b ased on annualized rent. 1. As a % of purchase price. 2. GPT’s international exposure includes JV’s and properties from CSG acquisition. 3. Actual ratings reflect the tenant rating. Implied Ratings are determined using a proprietary Moody’s analytical tool, which c omp ares the risk metrics of the non - rated company to those of a company with an Actual Rating. A tenant with a parent that has an investment grade rating is included in implied investment grade. Ratings informati on is as of September 30, 2016, unless otherwise noted. Only WPC discloses implied investment grade information in the most recent filing, which if included brings their actual and implied investment grade co nce ntration to 29%. (2) 70.4% includes Implied IG Tenants 5 13%

Portfolio Highlights

70.4% of NOI[(1)] is derived from investment grade and implied investment grade tenants[(1)(2)].

Credit Rating [(1) (2)]



Not Rated 2.7%
Actual Investment Grade 36.8%
Implied Investment Grade 33.6%
Non Investment Grade 26.9%

Geography [(1)]



UK 17.7%
Germany 9.8%
The Netherlands 4.5%
Finland 7.5%
U.S. 60.5%

Asset Type [(1)]



Distribution 11.0%
Other 1.0%
Office 53.0%
Retail 15.0%
Industrial 20.0%

Tenant Industry [(1)]



Energy 7.0%
Utilities 6.0%
Healthcare 6.0%
Freight 5.4%
Pharmaceutical 5.0%
Government Services 5.0%
All Other 30.9%
Financial Services 10.0%
Discount Retail 9.0%
Technology 8.0%
Aerospace 7.0%

Source: All portfolio and financial information derived from company internal records as of September 30, 2016. Information shown based on USD equivalent amounts using exchange rates as of September 30, 2016.

1. Based on annualized NOI. See the discussion under the captions "Definitions", "Forward Looking Statements" and "Projections" in this investor presentation for more information.
2. Actual ratings reflect the tenant rating. Implied Ratings are determined using a proprietary Moody's analytical tool, which compares the risk metrics of the non-rated company to those of a company with an Actual Rating. A tenant with a parent that has an investment grade rating is included in implied investment grade. Ratings information is as of September 30, 2016, unless otherwise noted.

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3 rd Quarter 2016 Results Earnings Q3 2016 Q3 2015 % Change Net Income Attributable to Stockholders $8.9 mm $5.4 mm +64.6% NOI $49.1 mm $46.9 mm + 4.6% AFFO (1) /Share $0.20 $0.17 + 15.7% Debt Metrics Debt - to - Enterprise Value (2) 44.8% Net Debt to EBITDA (3) 6.6 x Interest Coverage Ratio (4) 5.3 x Weighted Average Interest Rate 2.7% Debt by Currency 7 _________________________ 1. Adjusted Funds from Operations (“AFFO”). See “Non - GAAP measures” on page 17 for a description of NOI and a reconciliation of AFF O to net income(loss), the most directly comparable GAAP Financial measure 2. Enterprise value is calculated based on $8.16 per share, the closing price of GNL’s common stock as September 30, 2016 and $1 .1 billion, the principal amount of GNL’s debt less cash and cash equivalents, as of September 30, 2016. 3. Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”). See “Non - GAAP Measures” on page 17 for a description of EBITDA and a reconciliation of AFFO to net income (loss), the most directly comparable GAAP financial measure 4. Calculation is defined as Adjusted EBITDA over interest expense. See “Non - GAAP measures” on page 19 for a description of Adjuste d EBITDA USD 23% GBP 34% EUR 43% Fixed Rate 63% Floating rate 37%

Balance Sheet As of September 30, 2016 (in Millions) Assets Total real estate investments, net $ 2,259.1 Cash and cash equivalents 50.3 Other Assets 96.8 Total Assets $ 2,406.2 Liabilities & Equity Mortgage notes payable, net (1) (Effective weighted - average interest rate of 3.0%) $ 502.8 Credit facility (Effective interest rate of 2.4%) 671.0 Other Liabilities 81.6 Total Liabilities 1,255.4 Total Equity 1,150.8 Total Liabilities & Equity $ 2,406.2 8 __________________________ 1. Net of deferred financing costs of $5.7 million

GNL Merger With ARC Global Trust II (1) 9 ▪ Enhances GNL’s Portfolio: Brings U.S. / European portfolio mix to parity, expands the high - quality tenant base, increases rent PSF, and maintains long lease terms further diversifying and differentiating the GNL portfolio ▪ Achieves Significant Scale: Increases size, scale and portfolio diversification enhancing peer competitiveness, and better positions the company for rating agency discussion and additional index inclusions ▪ Accretive Transaction: The transaction is expected to be accretive to AFFO in the first year post - acquisition ▪ Supports Future Growth : Diversified $ 3.0 billion asset portfolio positions GNL for growth and is expected to increase access to the capital markets ▪ Eliminates Perceived Management Conflicts: Management team will be solely focused on GNL while removing any acquisition allocation requirement The merger (1) of Global Net Lease, Inc. (NYSE: GNL) and American Realty Capital Global Trust II, Inc. would enhance the Company’s standing as a leading, global single - tenant net lease REIT Sagemcom - Rueil Malmaison, FR Deutsche Bank – Kirchberg, LUX Harper Collins – Glasgow, UK __________________________ 1. Pending approvals by shareholders of both GNL and ARC Global Trust II

Geographically diverse, well - positioned portfolio of high - quality assets in the U.S. and Europe (1) 10 __________________________ 1. Weighted by rental income on a straight - line basis as of 9/30/2016. Pro Forma Geographic Exposure GNL Asset Type Diversification USA 51% U.K. 21% Germany 8% Luxembourg 2% France 5% The Netherlands 7% Finland 6% Merger Diversifies GNL Geographic Exposure And Maintains Asset Focus GNL Geographic Exposure US 51% Europe 49% US 62% Europe 48% Pro Forma Asset Type Diversification U.S. 62% U.K. 17% Germany 10% The Netherlands 4% Finland 7% Office 55% Industrial & Distribution 29% Retail 15% Other 1% Office 58% Industrial & Distribution 29% Retail 12% Other 1%

Proxy Information 11 ; Additional Information About the Proposed Transaction and Where to Find It ; This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction , Global Net Lease, Inc. (“GNL”) and American Realty Capital Global Trust II, Inc. (“Global II”) filed a joint proxy statement/prospectus with the Securities and Exchange Commission (“SEC”) on November 8, 2016. BOTH GNL’S AND GLOBAL II’S STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. ; Investors may obtain free copies of the joint proxy statement/prospectus and other relevant documents filed by GNL and Global II with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. ; Copies of the documents filed by GNL with the SEC are also available free of charge on GNL’s website at www.globalnetlease.com and copies of the documents filed by Global II with the SEC are available free of charge on Global II’s website at www.arcglobal2.com.

Forward Looking Statements 12 ; Certain statements made in this presentation are “forward - looking statements” (as defined in Section 21E of the Exchange Act), which reflect the expectations of GNL and Global II regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, but are not limited to, whether and when the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) between GNL and Global II, among others, will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts . ; The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements: GNL's and Global II’s stockholders approve of the transactions contemplated in the Merger Agreement whether the benefits from the transaction are achieved; market volatility; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in the Company’s and Global II’s filings with the SEC, including (i) the Annual Report on Form 10 - K for the year ended December 31, 2015 filed on February 29, 2016, the Quarterly Reports on Form 10 - Q for the quarters ended March 31, 2016, June 30, 2016 and S eptember 30, 2016, filed on May 6, 2016, August 8, 2016 and November 9, 2016, respectively, and in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended, which are available at the SEC’s website at www.sec.gov. The Company and Global II disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Risk Factors 13 ; The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements. See the section entitled “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the SEC on February 29, 2016 and the section entitled “Item 1A. Risk Factors” in the Company’s Quarterly Reports on form 10 - Q filed with the SEC on May 6, 2016, August 8, 2016 and November 9, 2016 for a discussion of the risks which should be considered in connection with your investment. ; All of our executive officers are also officers, managers and/or holders of a direct or indirect controlling interest in our Adv isor and other entities affiliated with AR Global Investments, LLC. As a result, our executive officers, our Advisor and its affil iat es face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us and ot her investment programs advised by AR Global Investments, LLC’s affiliates and conflicts in allocating time among these investment programs and us. These conflicts could result in unanticipated actions. ; Because investment opportunities that are suitable for us may also be suitable for other AR Global Investments, LLC advised investment programs, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and oth er investments and such conflicts may not be resolved in our favor, which could reduce the investment return to our stockholders. ; We may not be able to consummate the Mergers pursuant to the Merger Agreement in the timeframe contemplated or at all. ; The anticipated benefits from the Merger may not be realized or may take longer to realize than expected. ; Unexpected costs or unexpected liabilities may arise from the Merger or other transactions, whether or not consummated. ; We may be unable to pay or maintain cash dividends or increase dividends over time. ; We are obligated to pay fees which may be substantial to our Advisor and its affiliates. ; We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants. ; Increases in interest rates could increase the amount of our debt payments and limit our ability to pay dividends to our stockholders. ; We may be unable to raise additional debt or equity financing on attractive terms or at all.

Risk Factors (Continued) 14 ; Adverse changes in exchange rates may reduce the value of our properties located outside of the United States. ; We may not generate cash flows sufficient to pay dividends to our stockholders, as such, we may be forced to borrow at unfavorable rates or depend on our Advisor to waive reimbursement of certain expense and fees to fund our operations. There is no assurance that our Advisor will waive reimbursement of expenses or fees. ; Any of these dividends may reduce the amount of capital we ultimately invest in properties and other permitted investments and negatively impact the value of our common stock. ; We are subject to risks associated with our international investments, including risks associated with compliance with and changes in foreign laws, fluctuations in foreign currency exchange rates and inflation. ; We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit marke ts of the United States of America and Europe from time to time. ; We may fail to continue to qualify, as a real estate investment trust for U.S. federal income tax purposes, which would resul t in higher taxes, may adversely affect operations, adversely affect our ability to pay dividends and reduce the market price o f our common stock. ; We may be deemed to be an investment company under the Investment Company Act of 1940, as amended, and thus subject to regulation under the Investment Company Act. ; We may be exposed to risks due to a lack of tenant diversity, investment types and geographic diversity. ; The revenue derived from, and the market value of, properties located in the United Kingdom and continental Europe may decline as a result of the non binding referendum on June 23, 2016 in which a majority of voters voted to exit the European Union (the “Brexit” vote). ; Our ability to refinance or sell properties located in the United Kingdom and continental Europe may be impacted by the economic and political uncertainty following the Brexit vote. ; We may be exposed to changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of United States of America or international lending, capital and financing markets, including as a result of the Brexit vote .

Projections 15 ; This presentation includes estimated projections of future operating results. These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other fac tor s described in the “Risk Factors” section of GNL's Annual Report on Form 10 - K filed with the SEC on February 29, 2016, GNL's Quarterly Reports on Form 10 - Q filed for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 filed on May 6, 2016, August 8, 2016 and November 9, 2016, respectively, in the “Risk Factors” section of Global II's Annual Report on Form 10 - K filed with the SEC on March 22, 2016, Global II's Quarterly Reports on Form 10 - Q filed for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 filed on May 16, 2016, August 15, 2016 and November 14, 2016, respectively, in GNL's and Global II's future filings with the SEC. The projections also reflect assumptions as to cert ain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized . ; This presentation also contains estimates and information concerning our industry, including market position, market size, and growth rates of the markets in which we participate, that are based on industry publications and reports. This informatio n involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to variety of factors, incl udi ng those described in the “Risk Factors” section of the Company’s Annual Report on Form 10 - K filed with the SEC on February 29, 2016, the Quarterly Reports on Form 10 - Q filed for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 filed on May 6, 2016, August 8, 2016 and November 9, 2016, respectively, and in future filings with the SEC. These and other factors could cause results to differ materially from those expressed in these publications and reports.

Definitions

- Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP").
- We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the "White Paper"). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT's definition.
- The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, and straight-line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time, especially if not adequately maintained or repaired and renovated as required by relevant circumstances or as requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. However, FFO and adjusted funds from operations ("AFFO"), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and AFFO measures and the adjustments to GAAP in calculating FFO and AFFO. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or AFFO differently than we do. Consequently, our presentation of FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.
- We consider FFO and AFFO useful indicators of our performance. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO facilitates comparisons of operating performance between periods and between other REITs in our peer group.

16

Definitions (Continued)

- Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP, that are typically accounted for as operating expenses.
- We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include early extinguishment of debt and unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains and losses on foreign currency transactions, and gains and losses on investments. In addition, by excluding non-cash income and expense items such as amortization of above-market and below-market leases intangibles, amortization of deferred financing costs, straight-line rent and equity-based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance. We also include the realized gains or losses on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect the current operating performance of the Company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies. However, AFFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.
- As a result, we believe that the use of AFFO, together with the required GAAP presentations, provides a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.
- In calculating AFFO, we exclude certain expenses, which under GAAP are characterized as operating expenses in determining operating net income. All paid and accrued merger, acquisition and transaction related fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, but are not reflective of our on-going performance. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income. In addition, as discussed above, we view gains and losses from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the Company. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.

17

Definitions (Continued)

- We believe that earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction-related expenses, other non-cash items and including our pro-rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs.
- Net operating income ("NOI") is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition and transaction-related expenses, depreciation and amortization, other non-cash expenses and interest expense. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity.
- Cash net operating income, or Cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight-line adjustments that are included in GAAP lease revenues. We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs present Cash NOI.

18

Non – GAAP Reconciliations 19 Three Months Ended Sep 30, 2016 Sep 30, 2015 EBITDA: Net income $ 9,016 $ 5,488 Depreciation and amortization 23,482 22,949 Interest expense 8,914 9,041 Income tax expense 448 703 EBITDA $ 41,860 $ 38,181 Adjusted EBITDA : Change in fair value of Listing Note $ - $ (1,050) Equity based compensation 1,293 1,917 Acquisition and transaction related 2,479 4,680 Income from investments - (8) Gains on dispositions of real estate investments (1,320) 66 Gains on derivative instruments (375) (2,310) Unrealized gains on undesignated foreign currency advances and other hedge ineffectiveness (1,459) (1,505) Other (income) expense (4) 10 Adjusted EBITDA $ 42,474 $ 39,981 Net Operating Income (NOI): Operating fees to related parties $ 4,862 $ 4,902 General and administrative 1,714 2,014 NOI $ 49,050 $ 46,897 Cash Net Operating Income (Cash NOI): Amortization of above - and below - market leases and ground lease assets and liabilities, net $ (58) $ 94 Straight - line rent (2,536) (3,697) Cash NOI $ 46,456 $ 43,294

Non – GAAP Reconciliations (Continued) 20 Three Months Ended Sep 30, 2016 Sep 30, 2015 Funds from operations (FFO): Net income attributable to stockholders (in accordance with GAAP) $ 8,943 $ 5,432 Depreciation and amortization 23,482 22,949 Gains on dispositions of real estate investments (1,320) - Proportionate share of adjustments for non - controlling interest to arrive at FFO (182) (243) FFO (as defined by NAREIT) attributable to stockholders $ 30,923 $ 28,138 Acquisition and transaction fees [1] 2,479 4,680 Change in fair value of Listing Note - (1,050) Proportionate share of adjustments for non - controlling interest to arrive at Core FFO (20) (38) Core FFO $ 33,382 $ 31,730 Non - cash equity based compensation 1,293 1,917 Non - cash portion of interest expense 951 2,306 Realized losses on investment securities - 66 Amortization of above and below - market leases and ground lease assets and liabilities, net (58) 94 Straight - line rent (2,536) (3,697) Unrealized gains on undesignated foreign currency advances and other hedge ineffectiveness (1,459) (1,505) Eliminate unrealized losses (gains) on foreign currency transactions [2] 1,606 (2,255) Amortization of mortgage premium (121) (123) Proportionate share of adjustments for non - controlling interest to arrive at AFFO 3 35 Adjusted funds from operations (AFFO) $ 33,061 $ 28,568 Weighted average common shares outstanding (thousands) 169,390 168,948 FFO per share $ 0.18 $ 0.17 Core FFO per share 0.20 0.19 AFFO per share 0.20 0.17 Dividends declared $ 30,097 $ 29,993 __________________________ 1 For the three months ended September 30, 2016, merger related costs are $ 2.5 million. There were no merger related costs for the three months ended S eptember 30, 2015. 2 Effective January 1, 2016, we eliminate unrealized losses (gains) on foreign currency transactions in deriving AFFO. As a res ult of this change, we revised the prior period amounts in our reconciliation of AFFO. AFFO for three months ended September 30, 2015 was previously reported as $ 31,163, when not adjusting for the unrealized gains on foreign currency transactions of $(2,255). For the three months ended September 30th, 2016, gains on foreign currency transactions were $0.4 million, which were compromised of unrealized losses of $1.6 million offset by realized gains of $2.0 million. For AFFO purposes, we add back unrealized losses (gains).